                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------

                         For Month Ending July 31 , 2001
                                          --------------


BEGINNING BALANCE IN ALL ACCOUNTS                                    $   6,507,767
                                                                     -------------
RECEIPTS:
            1. Receipts from operations                              $     113,630
                                                                     -------------
            2. Other Receipts                                        $      67,814
                                                                     -------------
            3. Miscellaneous Receipts                                $           -
                                                                     -------------
            4. Sale Of Assets                                        $           -
                                                                     -------------
            5. Receipt Of Escrow                                     $   1,500,000
                                                                     -------------
            6. General Motors Funding                                $           -
                                                                     -------------
DISBURSEMENTS:
            3. Net payroll:
               a.  Officers                                          $      24,965
                                                                     -------------
               b.  Others                                            $      16,878
                                                                     -------------
            4. Taxes
               a.  Federal Income Taxes                              $      14,112
                                                                     -------------
               b.  FICA withholdings                                 $       2,876
                                                                     -------------
               c. Employee's withholdings (2)                        $         296
                                                                     -------------
               d.  Employer's FICA                                   $       2,876
                                                                     -------------
               e.  Federal Unemployment Taxes                        $           -
                                                                     -------------
               f.  State Income Tax                                  $       1,842
                                                                     -------------
               g.  State Employee withholdings                       $           -
                                                                     -------------
               h.  All other taxes                                   $           -
                                                                     -------------
            5. Necessary expenses:
               a.  Rent or mortgage payments (s)                     $      14,033
                                                                     -------------
               b.  Utilities                                         $       4,671
                                                                     -------------
               c   Insurance                                         $      68,690
                                                                     -------------
               d.  Merchandise bought for                            $           -
                     manufacture or sale                             -------------
               e.  Other necessary expenses
                     Foothill Secured Loan                           $           -
                                                                     -------------
                     Asset Sale Related Expenses                     $           -
                                                                     -------------
                     Union Closure Agreement                         $           -
                                                                     -------------
                     Professional/Trustee Fees                       $     120,194
                                                                     -------------
                     All Other Disbursements                         $      38,897
                                                                     -------------
TOTAL DISBURSEMENTS                                                  $     310,331
                                                                     -------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $   1,371,113
                                                                                      ------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798           $   7,876,807
                                                                                     -------------
            OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798           $       6,363
                                                                                     -------------
            PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798           $      (2,102)
                                                                                     -------------
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
            PAYROLL ACCOUNT: 5800026501                                              $      (2,188)
                                                                                     ------------
ENDING BALANCE IN ALL ACCOUNTS                                       $   7,878,880
                                                                     -------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending July 31 , 2001
                                          --------------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF JULY 1, 2001 THROUGH JULY 31, 2001 (1)
------------------------------------------------------------------


      DATE RECEIVED                         DESCRIPTION                                          AMOUNT
      -------------                         -----------                                          ------
      None                           General Motors                                           $          -
      None                           Chrysler Progress Payments                                          -
      None                           Chrysler Holdbacks                                                  -
      None                           Chrysler Repairs                                                    -
      None                           Misc. Holdbacks & Acceptances                                       -
      None                           Verson Std. Products                                                -
      None                           Corporate                                                           -
      None                           Receipt of Escrow                                           1,500,000
      None                           Note Receivable                                                     -
                                     Additional Receipts                                                 -
      Various                                   Employee Related/COBRA Receipts-Foothill                 -
      Various                                   Operational Receipts                               113,630
      Various                                   Sales Of Assets                                          -
      Various                                   Other Receipts                                      67,814
      Various                                   GM Funding                                               -
                                                                                              ------------
                        TOTAL  RECEIPTS                                                       $  1,681,444
                                                                                              ------------

(1) Please see attached pages for the detail of receipts by Company bank account


                       OPERATING REPORT Page 2 (2 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272592
               ----------------------------------------------------------------


      DATE RECEIVED                          DESCRIPTION                                        AMOUNT
      -------------                          -----------                                        ------
      None                           General Motors                                           $          -
      None                           Chrysler Progress Payments                                          -
      None                           Chrysler Holdbacks                                                  -
      None                           Chrysler Repairs                                                    -
      None                           Misc. Holdbacks & Acceptances                                       -
      None                           Verson Std. Products                                                -
      None                           Corporate                                                           -
      None                           Receipt of Escrow                                           1,500,000
      None                           Note Receivable                                                     -
      Various                        Additional Receipts                                                 -
      Various                                   Employee Related/COBRA Receipts-Foothill                 -
      Various                                   Operational Receipts                               113,495
      Various                                   Sales Of Assets                                          -
      Various                                   Other Receipts                                      67,949
      Various                                   GM Funding                                               -
                                                                                              ------------
                               TOTAL  RECEIPTS                                                $  1,681,444
                                                                                              ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (3 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272618
               ----------------------------------------------------------------


      DATE RECEIVED                           DESCRIPTION                                        AMOUNT
      -------------                           -----------                                        ------
      None                           General Motors                                           $          -
      None                           Chrysler Progress Payments                                          -
      None                           Chrysler Holdbacks                                                  -
      None                           Chrysler Repairs                                                    -
      None                           Misc. Holdbacks & Acceptances                                       -
      None                           Verson Std. Products                                                -
      None                           Corporate                                                           -
      None                           Receipt of Escrow                                                   -
      None                           Note Receivable                                                     -
                                     Additional Receipts
      None                                      Employee Related/COBRA Receipts-Foothill                 -
      None                                      Operational Receipts                                     -
      None                                      Sales Of Assets                                          -
      None                                      Other Receipts                                           -
      None                                      GM Funding                                               -
                                                                                              ------------
                               TOTAL  RECEIPTS                                                $          -
                                                                                              ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (4 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272600
               ----------------------------------------------------------------


      DATE RECEIVED                           DESCRIPTION                                       AMOUNT
      -------------                           -----------                                        ------
      None                           General Motors                                           $          -
      None                           Chrysler Progress Payments                                          -
      None                           Chrysler Holdbacks                                                  -
      None                           Chrysler Repairs                                                    -
      None                           Misc. Holdbacks & Acceptances                                       -
      None                           Verson Std. Products                                                -
      None                           Corporate                                                           -
      None                           Receipt of Escrow                                                   -
      None                           Note Receivable                                                     -
                                     Additional Receipts
      None                                      Employee Related/COBRA Receipts-Foothill                 -
      None                                      Operational Receipts                                     -
      None                                      Sales Of Assets                                          -
      None                                      Other Receipts                                           -
      None                                      GM Funding                                               -
                                                                                              ------------
                               TOTAL  RECEIPTS                                                $          -
                                                                                              ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (5 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800026501
               ----------------------------------------------------------------


      DATE RECEIVED                          DESCRIPTION                                         AMOUNT
      -------------                          -----------                                         ------
      None                           General Motors                                           $          -
      None                           Chrysler Progress Payments                                          -
      None                           Chrysler Holdbacks                                                  -
      None                           Chrysler Repairs                                                    -
      None                           Misc. Holdbacks & Acceptances                                       -
      None                           Verson Std. Products                                                -
      None                           Corporate                                                           -
      None                           Receipt of Escrow                                                   -
      None                           Note Receivable                                                     -
                                     Additional Receipts
      None                                      Operational Receipts                                     -
      None                                      Operational Receipts-Foothill Account                    -
      None                                      Sales Of Assets                                          -
      None                                      Other Receipts                                           -
      None                                      GM Funding                                               -
                                                                                              ------------
                               TOTAL  RECEIPTS                                                $          -
                                                                                              ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (6 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                              DISBURSEMENT LISTING
                              --------------------

                         For Month Ending July 31 , 2001
                                          --------------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF JULY 1, 2001 THROUGH
JULY 31, 2001
-------------------------------------------------------------------------------


            DATE DISBURSED            CHECK/WIRE NO.                     DESCRIPTION                     AMOUNT
            --------------            --------------                     -----------                     ------
               Various                    Various              Salaries, Benefits & Insurance        $   132,536
                 None                      None                Stay Bonus                                      -
               Various                    Various              Utilities                                   4,671
               Various                    Various              Rents & Leases                             14,033
                 None                      None                Remaining Man. Costs                            -
                 None                      None                Pre-Petition Vendor Payments                    -
                 None                      None                Real Estate Taxes                               -
                 None                      None                Asset Sale Related Expenses                     -
                 None                      None                Foothill Capital-Secured Loan                   -
                 None                      None                Union Closure Agreement                         -
                 None                      None                Parts Purchases                                 -
               Various                    Various              Professional/Trustee Fees                 120,194
                 None                      None                Foothill Principal Payments                     -
                 None                      None                Boeing Letter of Credit                         -
                 None                      None                Foothill Interest & Fees                        -
               Various                    Various              All Other                                  38,897
                                                                                                     -----------
                                                            TOTAL DISBURSEMENTS                      $   310,331
                                                                                                     -----------

(1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                              DISBURSEMENT LISTING
                              --------------------

                         For Month Ending July 31 , 2000
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272592
               ----------------------------------------------------------------


            DATE DISBURSED            CHECK/WIRE NO.                     DESCRIPTION                     AMOUNT
            --------------            --------------                     -----------                     ------
               Various                    Various              Salaries, Benefits & Insurance        $   132,536
                 None                      None                Stay Bonus                                      -
               Various                    Various              Utilities                                   4,671
               Various                    Various              Rents & Leases                             14,033
                 None                      None                Remaining Man. Costs                            -
                 None                      None                Pre-Petition Vendor Payments                    -
                 None                      None                Real Estate Taxes                               -
                 None                      None                Asset Sale Related Expenses                     -
                 None                      None                Foothill Capital-Secured Loan                   -
                 None                      None                Union Closure Agreement                         -
                 None                      None                Parts Purchases                                 -
               Various                    Various              Professional/Trustee Fees                 120,194
                 None                      None                Foothill Principal Payments                     -
                 None                      None                Boeing Letter of Credit                         -
                 None                      None                Foothill Interest & Fees                        -
               Various                    Various              All Other                                  38,897
                                                                                                     -----------
                                                            TOTAL DISBURSEMENTS                      $   310,331
                                                                                                     -----------

You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (8 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                              DISBURSEMENT LISTING
                              --------------------

                         For Month Ending July 31 , 2001
                                          --------------


Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272618
               ----------------------------------------------------------------


            DATE DISBURSED            CHECK/WIRE NO.                     DESCRIPTION                     AMOUNT
            --------------            --------------                     -----------                     ------
                 None                      None                Salaries, Benefits & Insurance        $         -
                 None                      None                Stay Bonus                                      -
                 None                      None                Utilities                                       -
                 None                      None                Rents & Leases                                  -
                 None                      None                Remaining Man. Costs                            -
                 None                      None                Pre-Petition Vendor Payments                    -
                 None                      None                Real Estate Taxes                               -
                 None                      None                Asset Sale Related Expenses                     -
                 None                      None                Foothill Capital-Secured Loan                   -
                 None                      None                Union Closure Agreement                         -
                 None                      None                Parts Purchases                                 -
                 None                      None                Professional/Trustee Fees                       -
                 None                      None                Foothill Principal Payments                     -
                 None                      None                Boeing Letter of Credit                         -
                 None                      None                Foothill Interest & Fees                        -
                 None                      None                All Other                                       -
                                                                                                     -----------
                                                            TOTAL DISBURSEMENTS                      $         -
                                                                                                     -----------

You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (9 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                              DISBURSEMENT LISTING
                              --------------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800272600
               ----------------------------------------------------------------


            DATE DISBURSED            CHECK/WIRE NO.                     DESCRIPTION                     AMOUNT
            --------------            --------------                     -----------                     ------
                 None                      None                Salaries, Benefits & Insurance        $         -
                 None                      None                Stay Bonus                                      -
                 None                      None                Utilities                                       -
                 None                      None                Rents & Leases                                  -
                 None                      None                Remaining Man. Costs                            -
                 None                      None                Pre-Petition Vendor Payments                    -
                 None                      None                Real Estate Taxes                               -
                 None                      None                Asset Sale Related Expenses                     -
                 None                      None                Foothill Capital-Secured Loan                   -
                 None                      None                Union Closure Agreement                         -
                 None                      None                Parts Purchases                                 -
                 None                      None                Professional/Trustee Fees                       -
                 None                      None                Foothill Principal Payments                     -
                 None                      None                Boeing Letter of Credit                         -
                 None                      None                Foothill Interest & Fees                        -
                 None                      None                All Other                                       -
                                                                                                     -----------
                                                            TOTAL DISBURSEMENTS                      $         -
                                                                                                     -----------

You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (10 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                              DISBURSEMENT LISTING
                              --------------------

                         For Month Ending July 31 , 2001
                                          --------------

Bank:          LASALLE BANK N.A.
               ----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               ----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               ----------------------------------------------------------------

Account No.:   5800026501
               ----------------------------------------------------------------


            DATE DISBURSED            CHECK/WIRE NO.                     DESCRIPTION                     AMOUNT
            --------------            --------------                     -----------                     ------
                 None                      None                Salaries, Benefits & Insurance        $         -
                 None                      None                Stay Bonus                                      -
                 None                      None                Utilities                                       -
                 None                      None                Rents & Leases                                  -
                 None                      None                Remaining Man. Costs                            -
                 None                      None                Pre-Petition Vendor Payments                    -
                 None                      None                Real Estate Taxes                               -
                 None                      None                Asset Sale Related Expenses                     -
                 None                      None                Foothill Capital-Secured Loan                   -
                 None                      None                Union Closure Agreement                         -
                 None                      None                Parts Purchases                                 -
                 None                      None                Professional/Trustee Fees                       -
                 None                      None                Foothill Principal Payments                     -
                 None                      None                Boeing Letter of Credit                         -
                 None                      None                Foothill Interest & Fees                        -
                 None                      None                All Other                                       -
                                                                                                     -----------
                                                            TOTAL DISBURSEMENTS                      $         -
                                                                                                     -----------

You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                         For Month Ending July 31 , 2000
                                          --------------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------


                               Beginning Inventory             $           -
                                                               -------------
                               Add: purchases                  $           -
                                                               -------------
                               Less: goods sold                $           -
                                                               -------------
                                     (cost basis)
                               Ending Inventory                $           -
                                                               -------------

PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                                  $      63,845
                                                               -------------
Payroll taxes due but unpaid                                   $           -
                                                               -------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                   AMOUNT OF    NUMBER OF      AMOUNTS OF
                                DATE REGULAR        REGULAR      PAYMENTS       PAYMENTS
   NAME OF CREDITOR/LESSOR      PAYMENT IS DUE      PAYMENT     DELINQUENT     DELINQUENT*
-----------------------------   --------------     ---------    ----------     -----------
                                                                               $         -

*Include only post-petition payments


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                         For Month Ending July 31 , 2001
                                          --------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:

                 Beginning month balance                       $   14,938,483
                                                               --------------
                 Add:    sales on account (2)                  $            -
                                                               --------------
                 Less:  collections/adjustments                $   (1,218,533)
                                                               --------------
                 End of month balance                          $   13,719,950
                                                               --------------

   0-30 DAYS               31-60 DAYS             61-90 DAYS               OVER 90 DAYS (1)              END OF MONTH
-----------------        ---------------        ---------------           -------------------          ---------------

$       -                $         -            $         -               $     13,719,950             $    13,719,950
-----------------        ---------------        ---------------           -------------------          ---------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------


                 Beginning of month balance                    $             -
                                                               ---------------
                 Add: credit extended                          $        27,481
                                                               ---------------
                 Less: payments of account                     $       (27,481)
                                                               ---------------
                 End of month balance                          $             -
                                                               ---------------


   0-30 DAYS               31-60 DAYS             61-90 DAYS                 OVER 90 DAYS              END OF MONTH
-----------------        ---------------        ---------------           -------------------          ------------
 $       -               $         -            $         -                $         -                  $        -
-----------------        ---------------        ---------------           -------------------          -----------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
               -----------------------------                       -----------

                         For Month Ending July 31 , 2001
                                          --------------


                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


                                                                         ----           -----
            1.         Federal Income Taxes                      Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            2.         FICA withholdings                         Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            3.         Employee's withholdings                   Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            4.         Employer's FICA                           Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            5.         Federal Unemployment Taxes                Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            6.         State Income Tax                          Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            7.         State Employee withholdings               Yes      X      No      / /
                                                                         ----           -----

                                                                         ----           -----
            8.         All other state taxes                     Yes      X      No      / /
                                                                         ----           -----

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                            OPERATING REPORT Page 6

-----------------------------------------------------------------------------------------------------------------------------------
                                      Department of the Treasury - Internal Revenue Service
(REV. 06-97)                             VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
                                             DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                  TO        District Director, Internal revenue Service
                            Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------------
                 FROM:      Name of Taxpayer          Allied Products Corp
                            -------------------------------------------------------------------------------------------------------
                            Taxpayer Address          1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from       30-Jun-01 to                13-Jul-01
                                                                                    --------------              --------------
Taxes Reported on                                     Payroll Date                    13-Jul-01
form 941, Employer's                                                                -------------------------
Quarterly Federal Tax         Gross wages paid to employees                                              $              30,485
Return                                                                                                  ---------------------------
                              Income tax withheld
                                                                                                         $               7,056
                                                                                                        ---------------------------
                              SOCIAL SECURITY         Employer's Soc. Sec.                               $               1,211
                                                                                                        ---------------------------
                                                      Employee's Soc. Sec                                                1,211
                                                                                                        ---------------------------
                                                      Employer's Medicare                                                  442
                                                                                                        ---------------------------
                                                      Employee's Medicare                                                  442
                                                                                                        ---------------------------
                                                          SOC. SEC & MEDICARE TOTAL                      $               3,306
                                                                                                        ---------------------------
                              Tax Deposited                                                              $              10,362
                                                                                                        ---------------------------
                              Date Deposited                                           Wired To ADP 7/13/01
                                                                                     ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from                   to
                                                                                    --------------              --------------
Taxes Reported on
form 940, Employer's          Gross wages paid to employees                                              $                   -
Annual Federal                                                                                          ---------------------------
Unemployment Tax              Tax Deposited                                                              $                   -
Return                                                                                                  ---------------------------
                              Date Deposited
                                                                                    ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CERTIFICATION
                   (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------------
Deposit Method              / /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                 /X/  Electronic Federal Payment System (EFTPS) Deposit
-----------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)     Date of Deposit          EFTPS acknowledgement number or Form 8109 FTD
                            Wired To ADP 7/13/01     received by: (1)
-----------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)     Date of Deposit          EFTPS acknowledgement number or Form 8109 FTD
                                                     received by:
-----------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                 Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------------
Signed:                      Date:
-----------------------------------------------------------------------------------------------------------------------------------
Name and Title              Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


15 of 17
Payroll 7.13                                   Cat. #43099Z                                                  Form 6123 (rev. 06-97)


-----------------------------------------------------------------------------------------------------------------------------------
                                   Department of the Treasury - Internal Revenue Service
(REV. 06-97)                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------
                                         DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer            Allied Products Corp
                       ------------------------------------------------------------------------------------------------------------
                       Taxpayer Address            1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                   for the payroll period from         14-Jul-01     to       28-Jul-01
                                                                                    -------------           -------------
Taxes Reported on                                  Payroll Date                      28-Jul-01
form 941, Employer's                                                                ------------------------
Quarterly Federal Tax                Gross wages paid to employees                                       $            30,485
Return                                                                                                  --------------------
                                     Income tax withheld                                                 $             7,056
                                                                                                        --------------------
                                     SOCIAL SECURITY Employer's Soc. Sec.                                $               781
                                                                                                        --------------------
                                                     Employee's Soc. Sec                                                 781
                                                                                                        --------------------
                                                     Employer's Medicare                                                 442
                                                                                                        --------------------
                                                     Employee's Medicare                                                 442
                                                                                                        --------------------
                                                     SOC. SEC & MEDICARE TOTAL                           $             2,447
                                                                                                        --------------------
                                     Tax Deposited                                                       $             9,503
                                                                                                        --------------------
                                     Date Deposited                             Wired To ADP 7/27/01
                                                                              ------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                    FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                   for the payroll period from                       to
                                                                                    -------------           -------------
Taxes Reported on
form 940, Employer's                 Gross wages paid to employees                                       $                 -
Annual Federal                                                                                          --------------------
Unemployment Tax                     Tax Deposited                                                       $                 -
Return                                                                                                  --------------------
                                     Date Deposited                            ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------------
Deposit Method                 / /    Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                    /X/    Electronic Federal Payment System (EFTPS) Deposit
-----------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)        Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                               Wired To ADP 7/27/01   received by: (1)
-----------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)        Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------------
Signed:                           Date:
-----------------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


16 of 17
Payroll 7.27                                 Cat. #43099Z                                                    Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY


I,                   RICHARD DREXLER                       , acting as the duly
   --------------------------------------------------------
authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         /s/ Richard A. Drexler
                                         --------------------------------------
                                         For the Debtor In Possession (Trustee)

                                         Print or type name and capacity of
                                         person signing this Declaration:

                                                  Richard A. Drexler
                                         --------------------------------------

                                            Chairman, President, CEO and CFO
                                         --------------------------------------


DATED:   August 17, 2001
      ------------------------


                            OPERATING REPORT Page 8